Rule 497(e) File Nos. 033-39564

and 811-06290

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Supplement dated July 12, 2006

to Prospectus dated February 28, 2006

The following supplements and supersedes as of the date indicated any contrary information contained in the fund’s Prospectus.

Management

On August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) will become the fund’s investment manager and Western Asset Management Company (“Western Asset”) will become the fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. Western Asset, established in 1971 and having offices at 385 East Colorado Boulevard, Pasadena, California 91101, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2006, Western Asset’s total assets under management were approximately $512 billion.

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to Western Asset the day-to-day portfolio management of the fund. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees, will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions. The fund’s investment management fee remains unchanged.

The fund’s Board has approved a number of changes in the way that the fund will be managed, effective as of September 1, 2006.

Principal Investment Strategies-Key Investments.

The fund will continue to invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in inflation-indexed or –protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations that are structured to provide protection against inflation, and certain other fixed income securities that the manager believes will provide protection against inflation. These securities may be denominated in the U.S. dollar, the U.K. pound sterling, the Euro, or a variety of other currencies. The fund may also invest up to 20% of its net assets in other types of securities that may not be indexed to or protected against inflation, such as debt securities issued or guaranteed by national governments, their agencies, instrumentalities, and political sub-divisions; corporate debt securities; mortgage-backed securities; asset-backed securities; repurchase agreements; and securities of other investment companies.

Under its revised investment strategy, the fund will be permitted to invest up to 20% of its assets in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the fund’s sub-adviser, Western Asset. Securities rated below investment grade are commonly referred to as “junk bonds.” Prior to the change, the fund was permitted to invest in investment grade securities only. In addition, up to 10% of the fund’s assets may be invested in emerging market debt securities.

The section entitled “Principal investment strategies—Key investments” in the Prospectus is accordingly modified.

The fund’s primary investment objective will continue to be total return. The fund’s secondary investment objective will continue to be current income.

Principal Investment Strategies-Selection Process.

As noted above, under the fund’s revised investment strategy, the fund may invest to a certain extent in securities that are rated below investment grade. In selecting securities for the fund, the fund’s sub-adviser may take full advantage of the entire range of maturities and durations, and may adjust the average duration of the fund’s portfolio investments from time to time, depending on its assessment of the relative yields of securities of different maturities and durations and its expectations of future changes in interest rates. In addition, the average weighted duration (a measure of the fund’s sensitivity to interest rates) of the fund’s investments is expected to range between 3 and 20 years depending on the sub-adviser’s forecast for interest rates and yields. Prior to the change in strategy, the fund’s duration was expected to be between 1 and 8 years. Accordingly, the foregoing supersedes the section in the Prospectus entitled “Selection Process” in its entirety.

Principal Risks of Investing in the fund.

Because the fund’s revised investment strategy permits investment in debt securities rated below investment grade, and in emerging market debt securities, the fund will be subject to risks in addition to those set forth in the Prospectus. You should be aware that:

•	Debt securities rated below investment grade, or “junk bonds,” are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

•	The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Performance Information.

To better reflect the fund’s revised investment strategy, following the change the fund will compare its performance in the “Average Annual Returns” table in the Prospectus with that of the Barclays Inflation-Linked All Maturities Index. The Barclays Inflation-Linked Bond Indices measure the performance of the major government inflation-linked bond markets, which currently include the U.K., Australia, Canada, Sweden, the U.S., France and Italy. All maturities are included.

FD03421

Rule 497(e) File Nos. 033-39564
and 811-06290

LEGG MASON PARTNERS INFLATION MANAGEMENT FUND

Supplement dated July 12, 2006

to Statement of Additional Information

dated February 28, 2006

The fund’s Board has approved a number of changes in the way that the fund will be managed, effective as of September 1, 2006. The following supplements and supersedes as of that date any contrary information contained in the fund’s Statement of Additional Information.

INVESTMENT POLICIES

Legg Mason Partners Inflation Management Fund will be permitted to invest up to 20% of its net assets, plus any borrowings for investment purposes, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the fund’s sub-adviser, Western Asset Management Company. Securities rated below investment grade are commonly referred to as “junk bonds.” In addition, up to 10% of the fund’s assets may be invested in emerging market debt securities. The average weighted duration (a measure of the fund’s sensitivity to interest rates) of the fund’s investments is expected to range between 3 and 20 years depending on the sub-adviser’s forecast for interest rates and yields. Accordingly, the foregoing is added to the description of the fund’s investment policies and replaces and supersedes any contrary information.

THE FOLLOWING SUPPLEMENTS THE SECTION ENTITLED “INVESTMENT PRACTICES”

EQUITY SECURITIES

Investment Companies (both funds). A fund may from time to time invest in securities of other investment companies, subject to applicable statutory and regulatory limitations. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities. Neither fund intends to invest in such vehicles or funds unless the fund’s sub-adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

FIXED INCOME SECURITIES

High Yield Securities (both funds). Each fund may invest up to 20% of its assets in domestic and foreign “high yield” securities, commonly known as “junk bonds.” Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund’s net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund’s portfolio may become illiquid and the proportion of the fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities (both funds). Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

THE FOLLOWING MODIFIES THE SECTION ENTITLED “INVESTMENT PRACTICES”

OTHER PRACTICES

Credit Quality (Legg Mason Partners Inflation Management Fund). Legg Mason Partners Inflation Management Fund may invest up to 20% of its assets, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the fund’s sub-adviser. Securities are rated by different agencies and if a security receives different ratings from these agencies, the fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund’s credit standards also apply to counterparties to over-the-counter derivatives contracts. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

Duration Management (Legg Mason Partners Inflation Management Fund). The average weighted duration of the fund’s investments is expected to range between 3 and 20 years depending on the sub-adviser’s forecast for interest rates and yields. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.

Below Investment Grade Fixed Income Securities (both funds). Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody’s or BBB by S&P are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.